Exhibit 10.2

		OMB Approval 2700-0042

	1. CONTRACT ID CODE	PAGE	OF	PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1		4

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

Four (4)		See block 16C.	722925

6.	ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE

National Institutes of Health
National Institute of Allergy and Infectious Diseases
	DEA, Office of Acquisitions		MID RCB-A
Room 3214, MSC 7612
6700-B Rockledge Drive
Bethesda, MD 20892-7612

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP: Code)		(☐)	9A.	AMENDMENT OF SOLICITATION NO.

SIGA Technologies
4575 SW Research Way, Suite 230			9B.	DATED (SEE ITEM 11)
Corvallis, OR 97333
			10A.	MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200600014C

			10B.	DATED (SEE ITEM 13)
CODE	FACILITY CODE			September 29, 2006

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐	is extended,	☐	is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required

EIN: 1-133864870-AI SOC: 25.55	CAN: 8-8470038 Obligates $2,984,928	BARDA CAN: 8-8475593 Obligates $8,500,000

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(☐)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 41 U.S.C. 253(c) (1), as set forth in FAR 6.302-1

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: 1) extend contract performance for two additional years; 2) increase the estimated cost; 3) provide funding; 4) update two existing and add six new subcontracts; 5) update the Statement of Work; and 6) update Public Law clauses under Section H.

	Total Funds Currently Allotted			Total Estimated Cost Plus Fixed Fee
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	$15,903,262	$636,327	$16,539,589	$15,908,190	$636,327	$16,544,517
This Mod #4	$11,484,928	$0	$11,484,928	$19,999,803	$0	$19,999,803
Revised Total	$27,388,190	$636,327	$28,024,517	$35,907,993	$636,327	$36,544,320

FUNDED THROUGH DATE: December 31, 2010 (Changed)	COMPLETION DATE: September 28, 2011 (Changed)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER	(Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Yvette R. Brown, Contracting Officer, OA, NIAID, NIH, DHHS

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

BY

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE		30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.

Contract No. HHSN266200600014C Modification No. 4	Special Provision	Page 2 of 4

The following changes are hereby made to the Standard Form 26 dated September 29, 2006:

Under Block 15A., the period is hereby revised to read as follows:

          Period: September 29, 2006 through September 28, 2011

Under Block 15G. TOTAL AMOUNT OF CONTRACT, the total amount of the contract is hereby increased by $19,999,803 from $16,544,517 to $36,544,320.

The following updates are hereby made under SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS:

ARTICLE B.2. ESTIMATED COST AND FIXED FEE – paragraphs a., c., d. and e. are hereby modified to read as follows:

a.	The estimated cost of this contract is hereby increased by $19,999,803 from $15,908,190 to $35,907,993.

c.	The Government’s obligation, represented by the sum of the estimated cost plus fixed fee is hereby increased by $19,999,803 from $16,544,517 to $36,544,320.

d.

Total funds currently available for payment and allotted to this contract are increased by $11,484,928 from $16,539,589 to $28,024,517, of which $27,388,190 represents the estimated costs, and of which $636,327 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, Article I.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through December 31, 2010.

ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph a., is hereby modified to update two existing and add six new subcontracts as follows. Award of these subcontracts shall not proceed without the prior written approval of the Contracting Officer. After written approval of the subcontracts by the Contracting Officer, a copy of each of the signed, approved subcontracts shall be provided to the Contracting Officer:

(4) To negotiate a subcontract with Metrics for an amount not to exceed $235,994.
(5) To negotiate a subcontract with MPI Research for an amount not to exceed $1,343,320.
(6) To negotiate a subcontract with Albemarle for an amount not to exceed $6,817,166.
(7) To negotiate a subcontract with Battelle for an amount not to exceed $3,000,000.
(8) To negotiate a subcontract with Catalent for an amount not to exceed $5,634,917.
(9) To negotiate a subcontract with INC Research for an amount not to exceed $923,451.
(10) To negotiate a subcontract with Powdersize for an amount not to exceed $62,950.
(11) To negotiate a subcontract with WGA for an amount not to exceed $134,000.

The following updates are hereby made under SECTION C – DESCRIPTION/SPECIFICATION/WORK STATEMENT:

ARTICLE C.1. STATEMENT OF WORK, paragraph a. is hereby revised to read as follows:

a.

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated July 9, 2008, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

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Contract No. HHSN266200600014C Modification No. 4	Special Provision	Page 3 of 4

The following updates are hereby made under SECTION H – SPECIAL CONTRACT REQUIREMENTS, in compliance with Public Paw (P.L.) 110-161:

ARTICLE H.5. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, is deleted in its entirety and replaced with the following:

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.6. NEEDLE EXCHANGE, is deleted in its entirety and replaced with the following:

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.10. SALARY RATE LIMITATION LEGISLATION PROVISIONS, is deleted in its entirety and replaced with the following:

a.   Pursuant to the current HHS annual appropriations act, the Contractor shall not use NIH Fiscal Year funds to pay the direct salary of an individual through this contract at a rate in excess of the applicable amount shown or the applicable Executive Level for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as “indirect costs” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual’s direct salary (or institutional base salary) is the annual compensation that the Contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the Contractor. The annual salary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

b.   Payment of direct salaries is limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred. See the following Web site for Executive Schedule rates of pay: http://www.opm.gov/oca/. (For current year rates, click on Salaries and Wages / Executive Schedule / Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages / cursor to bottom of page and select year / Executive Schedule / Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.

ARTICLE H.12. PRESS RELEASES, is deleted in its entirety and replaced with the following:

Pursuant to the current HHS annual appropriations act, the Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal

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Contract No. HHSN266200600014C	Special Provision	Page 4 of 4
Modification No. 4

funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.14. ANTI–LOBBYING, is deleted in its entirety and replaced with the following:

a.   Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b.   Contract funds shall not be used to pay salary or expenses of the Contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

THE FOLLOWING NEW PROVISIONS ARE HEREBY ADDED TO THIS CONTRACT IN COMPLIANCE WITH THE CONTINUING LEGISLATIVE MANDATES FOR FY2008 (P.L. 110-161).

ARTICLE H.23. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING SCIENTIFIC INFORMATION

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to disseminate scientific information that is deliberately false or misleading.

ARTICLE H.24. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to employ workers described in section 274A(h)(3) of the Immigration and Nationality Act, which reads as follows:

“(3) Definition of unauthorized alien.-As used in this section, the term ‘unauthorized alien’ means, with respect to the employment of an alien at a particular time, that the alien is not at that time either (A) an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

The following update is hereby made under SECTION J – LIST OF ATTACHMENTS:

1.	Statement of Work, dated July 9, 2008, 6 pages

END OF MODIFICATION No. 4

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